================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MARCH 27, 2006

                           SONA MOBILE HOLDINGS CORP.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

      DELAWARE                    001-12817                  95-3087593
-----------------------    ------------------------   -------------------------
   (STATE OR OTHER               (COMMISSION                (IRS EMPLOYER
    JURISDICTION OF               FILE NUMBER)            IDENTIFICATION NO.)
    INCORPORATION)

             825 THIRD AVENUE , 32ND FLOOR, NEW YORK, NEW YORK 10022

               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE) (ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (212) 486-8887

 -------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
          APPOINTMENT OF PRINCIPAL OFFICERS;

     (d) On March 28, 2006, Paul Meyer was appointed to the board of directors of the Registrant. Mr. Meyer is the president and chief operating officer of
Shuffle Master, Inc., which owns approximately 5.7% of our issued and outstanding shares of Common Stock. We believe that Mr. Meyer qualifies as an
"independent" director as that term is used in Item 7 (d) (3)(iv) of Schedule
14A under the Securities Exchange Act of 1934 and under NASDAQ's Marketplace
Rules. The Registrant's Board of Directors now consists of eight members, of which five are "independent". As an Over-the-Counter Bulletin Board-listed company, the Registrant is not subject to the requirement that a majority of the members of the Board of Directors qualify as "independent".

ITEM 8.01: OTHER MATTERS.

     On March 29, 2006, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1, announcing the appointment of Paul Meyer to its board of directors.

ITEM 9.01: FINANCIAL STATEMENTS AND EXHIBITS

   (c) Exhibits.

        EXHIBIT
          NO.                           DESCRIPTION
        -------                         -----------
         99.1       Press release, dated March 29, 2006, announcing new
                    appointments to the Registrant's board of directors.

                                       2

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SONA MOBILE HOLDINGS CORP.

Dated: March 31, 2006                   By:     /s/ John Bush
                                           -------------------------------------
                                           John Bush
                                           President and Chief Executive Officer

                                       1